UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-00216

Nicholas High Income Fund, Inc.

(Exact name of registrant as specified in charter)

700 North Water Street, Milwaukee, Wisconsin 53202

(Address of principal executive offices)          (Zip code)

Jeffrey T. May, Senior Vice President, Secretary and Treasurer

700 North Water Street

Milwaukee, Wisconsin 53202

(Name and address of agent for service)

Registrant's telephone number, including area code: 414-272-4650

Date of fiscal year end: 12/31/2007

Date of reporting period: 06/30/2007

Item 1. Report to Stockholders.

August 2007

Report to Fellow Shareholders:

Overview

Nicholas High Income Fund Class I returned 2.59% for the six months ended June 30, 2007. The last six months encompassed a period in which the high yield market rose to the highs for this cycle, paused in March and then charged ahead until the subprime mortgage fears began to dampen the market. The Fund's strategy has been to implement a more conservative stance beginning last year by employing defensive positions to help cushion the portfolio against adverse market moves such as rising interest rates, a slower economy or simply profit-taking due to high valuations. We have felt for some time the high yield market was facing stiff headwinds moving into 2007 due to tighter monetary conditions following 17 Fed Funds rate hikes totaling 425 basis points ("bp"), rising mortgage and consumer rates, signs of a decelerating economy and historically rich valuations in the high yield market. Nonetheless, until May and June, these fundamental concerns provided simply another wall of worry for investors to climb. Yet it was the one great fear that haunted investors for years, a downturn in the robust housing market that proved to be the financial catalyst to end the latest golden era in high yield bonds. The bull market started in November 2002 and seemingly ended in May 2007. During this period, the Merrill Lynch High Yield Master II Constrained Index (ML HY Index) was positive 44 out of 55 months generating a total price return of 25.9%, a total return of 82.4% and an annualized return of 14.0%. This compares to the Merrill Lynch Domestic Master Index (A-rated & above) which only had 36 out of 55 months of positive returns, a total price return of (4.8)%, a total return of a mere 18.3% and a modest annualized return of 3.7%. Clearly high yield investors were compensated for the additional credit risk during this period.

We felt a great deal of uncertainty last year, and early in 2007 skeptical that investors would continue to accept the historically steep valuations at a time when all the stars were aligned with strong company fundamentals, low default experience and abundant market liquidity. On a long-term basis we believe valuations are equally as important as company fundamentals to the performance of high yield bonds. There is a price threshold, however, where investors are not being compensated for the potential risk and the margin of safety is not adequate. Once reaching this level the market eventually elicits profit taking, either on an orderly basis or in reaction to a financial event. While we do not make a practice of timing the markets, one could not ignore the generally extended valuations, more issuer friendly bond covenants and bubble-like conditions within real estate. These concerns prodded us to move to a more conservative stance in the latter half of 2006.

The correction in high yield, which began in May, we feel is likely to continue for several quarters as investors re-value risk and the weaker financial credits are siphoned through. This re-pricing of risk may provide opportunities in the months ahead to invest in quality companies being mispriced and irrationally penalized by the market due to an association with a particular industry or a more general move away from high yield. It also may set the stage for the next bull market in high yield.

Portfolio Review

The Fund's long-term strategy is based on a process that seeks to identify value opportunities in out of favor or under followed securities of financially sound companies. Opportunities tend to arise in the securities of companies that fall temporarily out-of-favor due to specific company or industry issues. Often times these companies are in a period of transition or restructuring when market sentiment becomes overly harsh or negative resulting in an undervalued situation. We are keenly aware a cheap price alone does not guarantee a good investment; therefore, we seek to identify a catalyst we believe will allow the company and its securities to regain favor and be rewarded with higher valuations. We believe that investing in securities trading below their fair values due to non-fundamental short-term issues, emotion or misunderstanding offers significant long-term potential returns.

Pressure on the high yield market came from rising interest rates, a fall-out from rising subprime mortgage defaults, huge new supply of high yield issuance and historically rich valuations. The average spread on the high yield universe compared to 10-year Treasuries began the six-month period at 295 bp, declined to 253bp and rose to 314bp at period-end. Supply also weighed heavily on the market largely for the benefit of mergers and acquisitions.

The lowest quality corporate bonds generated the highest total returns for the period, as CCC and distressed bonds defended their prices better than higher quality issues. As indicated by the Lehman Indices, Caa-rated bonds returned 5.5% for the first six months in 2007, B-rated bonds 3.1% and Ba-rated bonds 1.2%. This is a familiar pattern over the past several years in which the lowest quality bonds have generated the highest returns. Over the last 12-months, Caa-rated bonds have earned 16.41%, with B-rated up 11.42% and Ba-rated up 9.36%. There may still be select opportunities in the lower-rated sectors, but we have increased our focus on buying Ba/B-rated bonds as they have lagged in the past year.

A heightened concern over credit quality deterioration and defaults from the subprime lending debacle was one of the main causes for June's market consolidation in high yield. Financials, housing and consumer-related sectors suffered the greatest impact. Homebuilders announced another dismal quarter of losses and a still difficult sales environment. Autos experienced a more favorable period as restructuring continued to give investors confidence in the sector. These sectors offer selective opportunities, such as Hovnanian Enterprises, General Motors and Ford, to invest in the debt of viable, out-of-favor companies that we believe will generate above market returns in the long-run.

One of the larger issues facing the high yield market will be whether the near apparent pristine credit quality and low default rates of recent times can be sustained. By historic comparisons the current credit cycle appears to be peaking and we would expect some modest deterioration. The question is whether the deterioration will be abrupt and broad based, or a gradual adjustment with a corresponding rise in yields to compensate investors for increased risk. Absent financial stress or a credit event we would anticipate the latter outcome to be the most likely.

We continue to expect slower economic growth later this year due to high energy costs, weakness in housing, higher interest rates and tighter credit standards. Credit standards are tightening with greater restraint being exhibited against poorly underwritten new corporate issues with few covenant restrictions ("covenant light") and excessively high leverage. We view this as appropriate and one of the first steps toward tighter credit. Without ready access to the high yield market the merger activity from private equity may struggle, perhaps negatively impacting the equity markets. We would expect the slowing economy to encourage investors to refocus on companies possessing strong balance sheets and sustainable earnings potential. Such a refocus could benefit our investment style.

We will remain disciplined in our approach to high yield investing adding bonds that we believe are undervalued as well as taking profits in those positions that we feel the market has pushed to an excessive value. Also, our cash position is likely to remain higher than usual during the year as we remain patient for securities to hit our valuation targets.

Returns for Nicholas High Income Fund, Inc. Class I and selected indices are provided in the chart below for the periods ended June 30, 2007. The Fund and Morningstar performance data is net of fees, while the Merrill Lynch Index is gross of fees.

	Average Annual Total Return
	1 Year	3 Year	5 Year	10 Year
Nicholas High Income Fund, Inc. - Class I	9.15%	7.08%	7.11%	3.50%
Merrill Lynch U.S. High Yield Master II Constrained Index	11.44%	8.69%	11.52%	6.32%
Morningstar High Yield Bond Funds Category	10.57%	8.15%	10.49%	4.96%
Ending value of $10,000 invested in Nicholas High Income Fund, Inc. - Class I	$10,915	$12,276	$14,098	$14,105
Fund's Gross Expense Ratio (from 04/30/07 Prospectus): .71%

The Fund's expense ratios for the period ended June 30, 2007 can be found in the financial highlights included within this report.

Performance data quoted represents past performance and is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.nicholasfunds.com/returns.html.

The ending values above illustrate the performance of a hypothetical $10,000 investment made in the Fund over the timeframes listed. Assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge or redemption fees. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. These figures do not imply any future performance.

Class N of the Fund commenced operations on February 28, 2005. The annual returns shown for the Class I shares for this Fund would be substantially similar to the Class N because both classes of shares are invested in the same portfolio of securities. Annual returns generally will differ only to the extent that the classes do not have the same expenses. Specifically, the performance shown for the Class I shares does not reflect the 0.25% 12b-1 fee or 0.10% servicing fee that is charged to Class N shares.

Thank you for your continued investment in the Nicholas High Income Fund.

Sincerely,

Lawrence J. Pavelec

Senior Vice President

Portfolio Manager

The information above represents the opinions of the Fund manager, is subject to change, and any forecasts made cannot be guaranteed.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities.

Please refer to the schedule of investments in the report for complete Fund holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Basis Point: One hundredth of a percentage point. For example 50 basis points equals .50%.

Ratings Definition for both Moody's and Standard and Poor's: Rating agencies such as Standard and Poor's Corporation ("S and P") and Moody's Investor Service, Inc. ("Moody's") evaluate securities on the basis of the issuer's ability to meet all required principal and interest payments. Bonds with ratings above the line in the chart below are considered "investment grade," while those with ratings below the line are regarded as "non-investment grade" or "junk bonds."

S and P	Moody's	Meaning
AAA	Aaa	Highest Quality
AA	Aa	High Quality
A	A	Above-average Quality
BBB	Baa	Average Quality

BB	Ba	Average Quality
B	B	Below-average Quality
CCC	Caa	Poor Quality
CC	Ca	Highly Speculative
C	C	Lowest Quality
D	-	In Default

Total Price Return: The percentage change in price of a security from the beginning of the period to the end of the period. Income is NOT included.

Total Return: The percentage change in price of a security from the beginning of the period to the end of the period, plus any income earned during the period.

Annualized Return: The annualized return is determined by discounting the total return for the number of time periods represented.

The Merrill Lynch High Yield Master II Index is a market value-weighted index of all domestic and yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. The Merrill Lynch U.S. High Yield Master II Constrained Index limits any individual issuer to a maximum of 2% benchmark exposure. The Lehman Indices are widely quoted market capitalization-weighted indices divided by the credit quality of the underlying issuers. You cannot invest directly in an index. Each Morningstar Category average represents a universe of Funds with similar invest objectives. The 10-year Treasury Note is a debt obligation issued by the U.S. Treasury that has a term of 10 years and generally since the U.S. government is seen as a risk-free borrower, investors use the 10-year Treasury Note as a benchmark for the long-term bond market.

Must be preceded or accompanied by a prospectus.

The Nicholas Funds are distributed by Quasar Distributors, LLC. (08/07)

                                 SEMIANNUAL REPORT

                                   June 30, 2007

                          NICHOLAS HIGH INCOME FUND, INC.

                               700 North Water Street
                             Milwaukee, Wisconsin 53202
                               www.nicholasfunds.com

Financial Highlights Class I (NCINX)
For a share outstanding throughout each period(1)
--------------------------------------------------------------------------------------------------

                                 Six Months               Year Ended December 31,
                              Ended 06/30/2007  --------------------------------------------------
                                 (unaudited)     2006       2005       2004       2003       2002
                              ----------------  ------     ------     ------     ------     ------
NET ASSET VALUE,
 BEGINNING OF PERIOD .........     $10.70       $10.50     $11.15     $10.95     $ 9.65     $11.80
   INCOME (LOSS) FROM
    INVESTMENT OPERATIONS
   Net investment income......        .39          .75        .80        .80        .85        .95
   Net gain (loss) on
    securities (realized and
    unrealized) ..............       (.11)         .20       (.65)       .20       1.30      (2.10)
                                   ------       ------     ------     ------     ------     ------
      Total from investment
       operations ............        .28          .95        .15       1.00       2.15      (1.15)
                                   ------       ------     ------     ------     ------     ------
   LESS DISTRIBUTIONS
   From net investment income        (.19)        (.75)      (.80)      (.80)      (.85)     (1.00)
                                   ------       ------     ------     ------     ------     ------
NET ASSET VALUE, END
 OF PERIOD ...................     $10.79       $10.70(2)  $10.50(2)  $11.15(2)  $10.95(2)  $ 9.65(2)
                                   ------       ------     ------     ------     ------     ------
                                   ------       ------     ------     ------     ------     ------

TOTAL RETURN .................      2.59%(3)      9.26%      1.38%      9.65%     22.75%   (10.13)%

SUPPLEMENTAL DATA:
Net assets, end of
 period (millions) ...........      $95.5       $100.1     $101.9     $114.6     $120.4     $101.4
Ratio of expenses to
 average net assets ..........       .72%(4)      .71%       .69%       .64%       .60%       .58%
Ratio of net investment
 income to average net assets       7.02%(4)     6.91%      7.06%      7.16%      7.94%      8.77%
Portfolio turnover rate ......     67.55%(4)    49.85%     59.29%     64.17%    104.40%     57.19%

(1) Per share data for periods presented reflect a reverse stock split of one share for every five shares outstanding effected January 29, 2007, except for net asset values referenced in footnote 2 of these Class I highlights (Note 7).
(2) The net asset value reported at the original dates prior to the reverse stock split were $2.14,
$2.10, $2.23, $2.19 and $1.93 for the years ended December 31, 2006, 2005, 2004, 2003 and 2002, respectively.
(3) Not annualized.
(4) Annualized.

      The accompanying notes to financial statements are an integral part of these highlights.

Financial Highlights Class N (NNHIX)
For a share outstanding throughout each period(1)
-----------------------------------------------------------------------------------
                               Six Months
                                 Ended            Year          Period from
                               06/30/2007        Ended         02/28/2005 (2)
                              (unaudited)      12/31/2006      to 12/31/2005
                              -----------      ----------      -----------------
NET ASSET VALUE,
 BEGINNING OF PERIOD ........    $10.60          $10.40            $11.20
  INCOME (LOSS) FROM
  INVESTMENT OPERATIONS
  Net investment income .....       .37             .70               .75
  Net gain (loss) on securities
   (realized and unrealized).      (.14)            .20              (.80)
                                 ------          ------            ------
      Total from investment
       operations ...........       .23             .90              (.05)
                                 ------          ------            ------
  LESS DISTRIBUTIONS
  From net investment income.      (.18)           (.70)             (.75)
                                 ------          ------            ------
NET ASSET VALUE, END
 OF PERIOD ..................    $10.65          $10.60(3)         $10.40(3)
                                 ------          ------            ------
                                 ------          ------            ------

TOTAL RETURN ................     2.16%(4)        9.04%           (0.53)%(4)

SUPPLEMENTAL DATA:
Net assets, end of
 period (thousands) ..........   $141.6          $126.8             $52.2
Ratio of expenses to
 average net assets .........     1.07%(5)        1.07%             1.04%(5)
Ratio of net investment income
 to average net assets ..         6.68%(5)        6.59%             6.85%(5)
Portfolio turnover rate .....    67.55%(5)       49.85%            59.29%

(1) Per share data for periods presented reflect a reverse stock split of one share for every five shares outstanding effected January 29, 2007, except for net asset values referenced in footnote 3 of these Class N highlights (Note 7).
(2) Commencement of operations.
(3) The net asset value reported at the original dates prior to the reverse stock split were $2.12 and $2.08 for the years ended December 31, 2006 and 2005, respectively.
(4) Not annualized.
(5) Annualized.

The accompanying notes to financial statements are an integral part of these highlights.

Top Ten Portfolio Issuers
June 30, 2007 (unaudited)
-------------------------------------------------------------------------------

                                                                  Percentage
        Name                                                    of Net Assets
        ----                                                    -------------
        Pilgrim's Pride Corporation ...............................     3.17%
        General Motors Corporation ................................     3.06%
        DaVita, Inc. .............................................      2.58%
        Ford Motor Company ........................................     2.43%
        Great Lakes Dredge & Dock Company .........................     2.32%
        ARAMARK Corporation .......................................     2.30%
        Res-Care, Inc. ............................................     2.14%
        Rent-A-Center, Inc. .......................................     2.12%
        Denbury Resources Inc. ....................................     2.09%
        Constellation Brands, Inc. ................................     2.04%
                                                                       ------
        Total of top ten ..........................................    24.25%
                                                                       ------
                                                                       ------

-------------------------------------------------------------------------------
Sector Diversification (As a Percentage of Portfolio)
June 30, 2007 (unaudited)
-------------------------------------------------------------------------------

        BAR CHART PLOT POINTS
        Industrials ...............................................    19.43%
        Consumer Discretionary ....................................    17.92%
        Energy ....................................................    15.13%
        Consumer Staples ..........................................    11.69%
        Short-Term Investments ....................................    10.38%
        Health Care ...............................................     9.14%
        Information Technology ....................................     6.25%
        Financials ................................................     5.56%
        Utilities .................................................     1.62%
        Telecommunication Services ................................     1.56%
        Materials .................................................     1.32%

Top Ten Portfolio Issuers and Sector Diversification exclude collateral for securities lending.

-------------------------------------------------------------------------------
Fund Expenses
For the six month period ended June 30, 2007 (unaudited)
-------------------------------------------------------------------------------
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other operating expenses.  The following table is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period.

The first line of the table below for each share class of the Fund provides information about the actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000
= 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund with other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as wire fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Class I

                      Beginning          Ending             Expenses
                       Account          Account            Paid During
                        Value            Value               Period*
                       12/31/06         06/30/07       01/01/07 - 06/30/07
        ------------------------------------------------------------------
        Actual        $1,000.00        $1,025.90               $3.62
        Hypothetical   1,000.00         1,021.43                3.61
         (5% return before expenses)

        * Expenses are equal to the Class I six-month annualized expense ratio of 0.72%, multiplied by the average account value over the period, multiplied by 181 then divided by 365 to reflect the one-half year period.

Class N

                      Beginning          Ending             Expenses
                       Account          Account            Paid During
                        Value            Value               Period**
                       12/31/06         06/30/07       01/01/07 - 06/30/07
        ------------------------------------------------------------------
        Actual        $1,000.00        $1,021.60               $5.36
        Hypothetical   1,000.00         1,019.69                5.36
         (5% return before expenses)

        ** Expenses are equal to the Class N six-month annualized expense ratio of 1.07%, multiplied by the average account value over the period, multiplied by 181 then divided by 365 to reflect the one-half year period.

Schedule of Investments
June 30, 2007 (unaudited)
---------------------------------------------------------------------------------------------------
 Shares or
 Principal
  Amount                                                                                    Value
-----------                                                                            ------------
CORPORATE BONDS - 86.20%
             Consumer Discretionary - Auto & Components - 3.29%
$1,000,000   American Axle & Manufacturing, Inc. 5.25%, 02/11/14                       $    870,000
 1,000,000   ArvinMeritor, Inc. 8.125%, 09/15/15(1)                                         968,750
   500,000   Ford Motor Company 7.45%, 07/16/31(1)                                          399,375
 1,000,000   General Motors Corporation 8.25%, 07/15/23(1)                                  911,250
                                                                                       ------------
                                                                                          3,149,375
                                                                                       ------------
             Consumer Discretionary - Consumer Durables & Apparel - 3.12%
 1,000,000   Jarden Corporation 7.50%, 05/01/17                                             987,500
   750,000   K. Hovnanian Enterprises, Inc. 6.25%, 01/15/15                                 637,500
   500,000   Simmons Company 10.00%, 12/15/14                                               420,000
   500,000   Standard Pacific Corp. 6.50%, 08/15/10(1)                                      465,000
   500,000   Technical Olympic USA, Inc. 9.00%, 04/01/11(1)                                 470,000
                                                                                       ------------
                                                                                          2,980,000
                                                                                       ------------
             Consumer Discretionary - Consumer Services - 2.08%
 1,500,000   United Rentals (North America), Inc. 7.75%, 11/15/13(1)                      1,501,875
   500,000   Vail Resorts, Inc. 6.75%, 02/15/14                                             486,875
                                                                                       ------------
                                                                                          1,988,750
                                                                                       ------------
             Consumer Discretionary - Hotels, Restaurants & Leisure - 2.83%
 1,000,000   Herbst Gaming, Inc. 7.00%, 11/15/14                                            937,500
 2,000,000   Station Casinos, Inc. 6.50%, 02/01/14                                        1,770,000
                                                                                       ------------
                                                                                          2,707,500
                                                                                       ------------
             Consumer Discretionary - Media - 2.63%
 1,000,000   EchoStar DBS Corporation 6.375%, 10/01/11                                      980,000
 1,000,000   Nielsen Finance LLC 144A restricted, 10.00%, 08/01/14                        1,057,500
   500,000   R.H. Donnelley Corporation 6.875%, 01/15/13                                    473,750
                                                                                       ------------
                                                                                          2,511,250
                                                                                       ------------
             Consumer Discretionary - Retail - 3.72%
 1,000,000   Michaels Stores, Inc. 144A restricted, 10.00%, 11/01/14(1)                   1,025,000
 2,000,000   Rent-A-Center, Inc. 7.50%, 05/01/10                                          2,030,000
   500,000   Sally Holdings LLC 144A restricted, 9.25%, 11/15/14                            501,250
                                                                                       ------------
                                                                                          3,556,250
                                                                                       ------------
             Consumer Staples - Food & Staple Retail - 1.75%
 1,750,000   Restaurant Company (The) 10.00%, 10/01/13                                    1,675,625
                                                                                       ------------
             Consumer Staples - Food, Beverage & Tobacco - 7.31%
 2,000,000   Constellation Brands, Inc. 144A restricted, 7.25%, 05/15/17                  1,950,000
 1,000,000   Pilgrim's Pride Corporation 9.625%, 09/15/11                                 1,038,750
 2,000,000   Pilgrim's Pride Corporation 7.625%, 05/01/15                                 1,995,000
 1,000,000   Pinnacle Foods Finance LLC 144A restricted, 9.25%, 04/01/15                    965,000
 1,000,000   Reynolds American Inc. 7.25%, 06/01/13                                       1,037,995
                                                                                       ------------
                                                                                          6,986,745
                                                                                       ------------
             Consumer Staples - Household & Personal Products - 2.46%
 1,500,000   Solo Cup Company 8.50%, 02/15/14(1)                                          1,312,500
 1,000,000   Visant Holding Corporation 8.75%, 12/01/13                                   1,040,000
                                                                                       ------------
                                                                                          2,352,500
                                                                                       ------------
             Energy - 13.67%
 1,000,000   Chesapeake Energy Corporation 6.50%, 08/15/17                                  947,500
   875,000   CONSOL Energy Inc. 7.875%, 03/01/12                                            905,625
   500,000   Deluxe Corporation 7.375%, 06/01/15                                            497,500
 2,000,000   Denbury Resources Inc. 7.50%, 04/01/13                                       2,000,000
   500,000   El Paso Corporation 6.875%, 06/15/14                                           497,499
 1,500,000   Forest Oil Corporation 7.75%, 05/01/14                                       1,515,000
   750,000   Grant Prideco, Inc. 6.125%, 08/15/15                                           710,625
   500,000   Harvest Operations Corp. 7.875%, 10/15/11                                      490,625
   500,000   Hornbeck Offshore Services, Inc. 6.125%, 12/01/14                              457,500
   750,000   Inergy, L.P. 6.875%, 12/15/14                                                  710,625
   500,000   Newfield Exploration Company 6.625%, 09/01/14                                  482,500
   500,000   Peabody Energy Corporation 7.375%, 11/01/16                                    510,000
 1,000,000   Stone Energy Corporation 8.25%, 12/15/11                                     1,000,000
   500,000   Tesoro Corporation 144A restricted, 6.50%, 06/01/17                            488,750
 1,750,000   Williams Companies, Inc. (The) 8.125%, 03/15/12                              1,857,188
                                                                                       ------------
                                                                                         13,070,937
                                                                                       ------------
             Financials - Banks - 1.07%
 1,000,000   Cardtronics, Inc. 9.25%, 08/15/13                                            1,022,500
                                                                                       ------------
             Financials - Diversified - 4.12%
 2,000,000   Ford Motor Credit Company 7.25%, 10/25/11                                    1,924,864
 2,000,000   General Motors Acceptance Corporation 7.56%, 12/01/14(2)                     2,020,180
                                                                                       ------------
                                                                                          3,945,044
                                                                                       ------------
             Health Care - Services - 9.00%
 2,500,000   DaVita, Inc. 7.25%, 03/15/15(1)                                              2,468,750
 1,500,000   Fresenius Medical Care Capital Trust IV 7.875%, 06/15/11                     1,552,500
 1,000,000   HCA Inc. 144A restricted, 9.125%, 11/15/14                                   1,051,250
 1,000,000   Psychiatric Solutions, Inc. 7.75%, 07/15/15                                    988,750
 2,000,000   Res-Care, Inc. 7.75%, 10/15/13                                               2,050,000
   500,000   United Surgical Partners International, Inc.
              144A restricted, 8.875%, 05/01/17                                             501,250
                                                                                       ------------
                                                                                          8,612,500
                                                                                       ------------
             Industrials - Capital Goods - 6.34%
   250,000   Actuant Corporation  144A restricted, 6.875%, 06/15/17                         247,500
   350,000   American Railcar Industries, Inc. 7.50%, 03/01/14(1)                           348,250
 1,500,000   Bombardier Inc.  144A restricted, 6.30%, 05/01/14                            1,425,000
 1,000,000   DRS Technologies, Inc. 6.875%, 11/01/13                                        970,000
   500,000   Interline Brands, Inc. 8.125%, 06/15/14                                        503,750
   750,000   L-3 Communications Corporation 6.375%, 10/15/15                                708,750
   500,000   Manitowoc Company, Inc. (The) 7.125% 11/01/13                                  501,250
   350,000   Mueller Water Products, Inc. 144A restricted, 7.375%, 06/01/17                 347,063
   500,000   RBS Global, Inc. & Rexnord Corporation 9.50%, 08/01/14                         512,500
   500,000   Terex Corporation 7.375%, 01/15/14                                             500,000
                                                                                       ------------
                                                                                          6,064,063
                                                                                       ------------
             Industrials - Commerical Services & Supplies - 10.68%
 1,750,000   Alliance Laundry Systems LLC 8.50%, 01/15/13                                 1,736,875
   500,000   Allied Waste North America, Inc. 6.875%, 06/01/17                              483,750
 2,500,000   ARAMARK Services, Inc. 5.00%, 06/01/12                                       2,200,000
 1,000,000   GEO Group, Inc. (The) 8.25%, 07/15/13                                        1,031,250
 2,250,000   Great Lakes Dredge & Dock Company 7.75%, 12/15/13                            2,216,250
 1,000,000   Mobile Mini, Inc. 144A restricted, 6.875%, 05/01/15                            970,000
 1,500,000   Waste Services, Inc. 9.50%, 04/15/14                                         1,576,875
                                                                                       ------------
                                                                                         10,215,000
                                                                                       ------------
             Industrials - Transportation - 1.54%
   500,000   CMA CGM S.A. 144A restricted, 7.25%, 02/01/13                                  510,000
 1,000,000   Park-Ohio Industries, Inc. 8.375%, 11/15/14                                    962,500
                                                                                       ------------
                                                                                          1,472,500
                                                                                       ------------
             Information Technology - Hardware & Equipment - 1.43%
 1,500,000   Flextronics International Ltd. 6.25%, 11/15/14(1)                            1,365,000
                                                                                       ------------
             Information Technology - Semiconductors &
              Semiconductor Equipment - 0.52%
   500,000   Spansion LLC 144A restricted, 8.485%, 06/01/13                                 499,375
                                                                                       ------------
             Information Technology - Software & Services - 4.20%
 1,500,000   Iron Mountain Incorporated 8.625%, 04/01/13                                  1,503,750
 1,000,000   SunGard Data Systems Inc. 10.25%, 08/15/15                                   1,057,500
 1,500,000   Unisys Corporation 6.875%, 03/15/10                                          1,460,625
                                                                                       ------------
                                                                                          4,021,875
                                                                                       ------------
             Materials - 1.30%
   500,000   Georgia-Pacific Corporation 144A restricted, 7.00%, 01/15/15                   481,250
   500,000   Nalco Company 7.75%, 11/15/11                                                  503,750
   250,000   Tronox Worldwide LLC 9.50%, 12/01/12                                           260,625
                                                                                       ------------
                                                                                          1,245,625
                                                                                       ------------
             Telecommunication Services - 1.54%
 1,000,000   Nextel Communications, Inc. 6.875%, 10/31/13                                   992,529
   500,000   Syniverse Technologies Inc. 7.75%, 08/15/13                                    477,500
                                                                                       ------------
                                                                                          1,470,029
                                                                                       ------------
             Utilities - 1.60%
   500,000   AES Corporation (The) 144A restricted, 8.75%, 05/15/13                         527,500
 1,000,000   NRG Energy, Inc. 7.25%, 02/01/14                                             1,002,500
                                                                                       ------------
                                                                                          1,530,000
                                                                                       ------------
               TOTAL NON-CONVERTIBLE BONDS
                (cost $83,491,714)                                                       82,442,443
                                                                                       ------------
COMMON STOCKS - 2.11%
             Energy - 1.24%
     7,500   Energy Transfer Partners, L.P.                                                 462,975
    25,000   Kayne Anderson Energy Total Return Fund, Inc.                                  723,750
                                                                                       ------------
                                                                                          1,186,725
                                                                                       ------------
             Financials - Banks - 0.29%
    15,000   Citizens Banking Corporation(1)                                                274,500
                                                                                       ------------
             Industrials - Transportation - 0.58%
    25,000   Eagle Bulk Shipping Inc.                                                       560,250
                                                                                       ------------
               TOTAL COMMON STOCKS
                (cost $2,040,939)                                                         2,021,475
                                                                                       ------------
SHORT-TERM INVESTMENTS - 10.23%
             Commercial Paper - 9.28%
$  800,000   Starbucks Corporation 5.32%, 07/02/07                                          800,000
   575,000   SABMiller plc 5.45%, 07/03/07                                                  574,913
   750,000   SABMiller plc 5.40%, 07/06/07                                                  749,550
   282,000   Time Warner Cable Inc. 5.35%, 07/06/07                                         281,832
   600,000   Kraft Foods Inc. 5.33%, 07/10/07                                               599,289
   590,000   Fiserv, Inc. 5.33%, 07/11/07                                                   589,214
   800,000   SABMiller plc 5.37%, 07/13/07                                                  798,687
   575,000   Wisconsin Electric Power Company 5.35%, 07/13/07                               574,060
   317,000   Hitachi Capital America Corp. 5.31%, 07/16/07                                  316,346
   475,000   Walt Disney Company (The) 5.37%, 07/16/07                                      474,008
   750,000   General Mills, Inc. 5.33%, 07/18/07                                            748,223
   500,000   Time Warner Cable Inc. 5.38%, 07/25/07                                         498,281
   900,000   Integrys Energy Group, Inc. 5.38%, 07/27/07                                    896,638
   475,000   Fiserv, Inc. 5.38%, 07/31/07                                                   472,942
   500,000   Starbucks Corporation 5.35%, 08/03/07                                          497,622
                                                                                       ------------
                                                                                          8,871,605
                                                                                       ------------
             Variable Rate Security - 0.95%
   907,943   Wisconsin Corporate Central Credit Union 4.99%, 07/02/07(3)                    907,943
               TOTAL SHORT-TERM INVESTMENTS                                            ------------
                (cost $9,779,548)                                                         9,779,548
                                                                                       ------------
INVESTMENTS PURCHASED WITH CASH PROCEEDS
 FROM SECURITES LENDING - 11.60%
             Money Market Fund - 0.10%
    99,780   BlackRock Provident Institutional Funds
              TempCash Fund 5.21%, 07/02/07                                                  99,780
                                                                                       ------------
             Repurchase Agreement - 11.50%
11,000,000   JP Morgan Chase Repurchase Agreement: (Dated 06/29/07),
              5.375%, Due 07/02/07 (Repurchase Proceeds $4,927),
              (collateralized by US Agency Pass-thru Securities)                         11,000,000
                                                                                       ------------
               TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS
                FROM SECURITIES LENDING (cost $11,099,780)                               11,099,780
                                                                                       ------------
               TOTAL INVESTMENTS (cost $106,411,981) - 110.14%                          105,343,246
                                                                                       ------------
             LIABILITIES, NET OF OTHER ASSETS - (10.14)%                                 (9,700,993)
                                                                                       ------------
               TOTAL NET ASSETS
                (basis of percentages disclosed above) - 100%                          $ 95,642,253
                                                                                       -----------
                                                                                       ------------
(1) All or a portion of principal or shares are on loan.
(2) Floating Rate Note based on U.S. dollar denominated 3-month LIBOR plus 220 basis points.
(3) Subject to a demand feature as defined by the Securities and Exchange Commission.

       The accompanying notes to financial statements are an integral part of this schedule.

Statement of Assets and Liabilities
June 30, 2007 (unaudited)
-------------------------------------------------------------------------------

ASSETS
    Investments in securities at value (cost $95,312,201) .....   $ 94,243,466
    Securities lending collateral (cost $11,099,780) ..........     11,099,780
                                                                  ------------
              Total investments ...............................    105,343,246
                                                                  ------------

    Receivables -
         Dividend and interest ................................      1,566,770
         Investment securities sold ...........................        423,144
                                                                  ------------
              Total receivables ...............................      1,989,914
                                                                  ------------
    Other .....................................................         20,882
                                                                  ------------
              Total assets ....................................    107,354,042
                                                                  ------------

LIABILITIES
    Payables -
         Collateral received for securities loaned ............     11,099,780
         Investment securities purchased ......................        511,167
         Due to adviser -
              Management fee ..................................         37,149
              Accounting and administrative fee ...............          4,247
         12b-1 and servicing fee ..............................            496
         Other payables and accrued expense ...................         58,950
                                                                  ------------
              Total liabilities ...............................     11,711,789
                                                                  ------------
              Total net assets ................................   $ 95,642,253
                                                                  ------------
                                                                  ------------

NET ASSETS CONSIST OF
    Paid in capital ...........................................   $173,794,817
    Net unrealized depreciation on investments ................     (1,068,735)
    Accumulated net realized loss on investments ..............    (78,886,631)
    Accumulated undistributed net investment income ...........      1,802,802
                                                                  ------------
              Total net assets ................................   $ 95,642,253
                                                                  ------------
                                                                  ------------

Class I:
Net assets ....................................................    $95,500,614
Shares outstanding ............................................      8,854,408
NET ASSET VALUE PER SHARE ($.05 par value,
  75,000,000 shares authorized),
 offering price and redemption price ..........................         $10.79
                                                                        ------
                                                                        ------
Class N:
Net assets ....................................................       $141,639
Shares outstanding ............................................         13,300
NET ASSET VALUE PER SHARE ($.05 par value,
  25,000,000 shares authorized),
 offering price and redemption price ..........................         $10.65
                                                                        ------
                                                                        ------

The accompanying notes to financial statements are an integral part of this statement.

Statement of Operations
For the six months ended June 30, 2007 (unaudited)
-------------------------------------------------------------------------------

INCOME
    Interest ..................................................    $ 3,574,300
    Dividend ..................................................         21,705
    Securities lending ........................................          5,576
    Other .....................................................        182,665
                                                                   -----------
         Total income .........................................      3,784,246
                                                                   -----------

EXPENSES
    Management fee ............................................        220,417
    Transfer agent fees .......................................         30,473
    Accounting and administrative fees ........................         24,795
    Registration fees .........................................         22,905
    Audit and tax fees ........................................         12,400
    Accounting system and pricing service fees ................          9,742
    Directors' fees ...........................................          8,220
    Legal fees ................................................          6,250
    Postage and mailing .......................................          5,669
    Printing ..................................................          5,580
    Insurance .................................................          2,433
    Custodian fees ............................................          2,073
    12b-1 fees - Class N ......................................            170
    Servicing fees - Class N ..................................             68
    Other operating expenses ..................................          2,123
                                                                   -----------
         Total expenses .......................................        353,318
                                                                   -----------
         Net investment income ................................      3,430,928
                                                                   -----------

NET REALIZED GAIN ON INVESTMENTS ..............................      1,117,986
                                                                   -----------

CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION
 ON INVESTMENTS ...............................................     (2,217,161)
                                                                   -----------
    Net realized and unrealized loss on investments ...........     (1,099,175)
                                                                   -----------
    Net increase in net assets resulting from operations ......    $ 2,331,753
                                                                   -----------
                                                                  ------------

The accompanying notes to financial statements are an integral part of this statement.

Statements of Changes in Net Assets
For the six months ended June 30, 2007 (unaudited) and the year ended
December 31, 2006
-------------------------------------------------------------------------------
                                              Six Months
                                                Ended
                                              06/30/2007          Year Ended
                                              (unaudited)         12/31/2006
                                             -------------       -------------
INCREASE IN NET ASSETS
 FROM OPERATIONS
    Net investment income ..................  $  3,430,928        $  6,903,322
    Net realized gain (loss)
     on investments ........................     1,117,986            (902,940)
    Change in net unrealized
     appreciation/depreciation
     on investments ........................    (2,217,161)          2,899,667
                                              ------------        ------------
         Net increase in net assets
          resulting from operations ........     2,331,753           8,900,049
                                              ------------        ------------

DISTRIBUTIONS TO SHAREHOLDERS
    From net investment income - Class I ...    (1,696,983)         (6,890,281)
    From net investment income - Class N ...        (2,328)             (8,080)
                                              ------------        ------------
         Total distributions ...............    (1,699,311)         (6,898,361)
                                              ------------        ------------

CAPITAL SHARE TRANSACTIONS(1)
    Proceeds from shares issued - Class I
     (208,087 and 416,315
     shares, respectively) .................     2,268,148           4,458,130
    Reinvestment of distributions - Class I
     (134,607 and 545,280
     shares, respectively) .................     1,467,211           5,786,373
    Cost of shares redeemed - Class I
     (824,098 and 1,311,982
     shares, respectively) .................    (8,959,772)        (14,023,906)
    Proceeds from shares issued - Class N
     (1,782 and 7,446 shares, respectively)         19,183              79,197
    Reinvestment of distributions - Class N
     (206 and 730 shares, respectively) ....         2,217               7,661
    Cost of shares redeemed - Class N
     (656 and 1,222 shares, respectively) ..        (7,074)            (12,915)
                                              ------------        ------------
         Decrease in net assets
          derived from capital share
          transactions .....................    (5,210,087)         (3,705,460)
                                              ------------        ------------
         Total decrease in net assets ......    (4,577,645)         (1,703,772)
                                              ------------        ------------

NET ASSETS
    Beginning of period ....................   100,219,898         101,923,670
                                              ------------        ------------
    End of period (including accumulated
    undistributed net investment income
     of $1,802,802 and $71,185,
     respectively) .........................  $ 95,642,253        $100,219,898
                                              ------------        ------------
                                              ------------        ------------

(1) Transactions have been restated or adjusted to reflect a reverse stock split of one share for every five shares outstanding effected January 29, 2007
(Note 7).

The accompanying notes to financial statements are an integral part of these statements.

Notes to Financial Statements
June 30, 2007 (unaudited)
------------------------------------------------------------------------------
(1) Summary of Significant Accounting Policies --
    Nicholas High Income Fund, Inc. (the "Fund") is organized as a Maryland corporation and is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended.
    The primary objective of the Fund is high current income consistent with the preservation and conservation of capital values. Effective February 28,
    2005, the Fund issued a new class of shares, Class N and renamed the existing class as Class I.  Class N shares are subject to a 0.25% 12b-1 fee and a 0.10% servicing fee, as described in its prospectus.  Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares.
    The following is a summary of the significant accounting policies of the
    Fund:

    (a)  Equity securities traded on a stock exchange will ordinarily be valued on the basis of the last sale price on the date of valuation on the securities principal exchange, or if in the absence of any sale on that day, the closing bid price.  For securities principally traded on the NASDAQ market, the Fund uses the NASDAQ Official Closing Price.
         Debt securities, excluding short-term investments, are valued at their current evaluated bid price as determined by an independent pricing service, which generates evaluations on the basis of dealer quotes for normal, institutional-sized trading units, issuer analysis, bond market activity and various other factors.  Securities for which market quotations may not be readily available are valued at their fair value as determined in good faith by procedures adopted by the
         Board of Directors.  Variable rate demand notes are valued at cost, which approximates market value.  U.S. Treasury Bills and commercial paper are stated at amortized cost, which approximates market value.
         Investment transactions for financial statement purposes are recorded on trade date.

    (b)  Net realized gain (loss) on portfolio securities was computed on the basis of specific identification.

    (c)  Dividend income is recorded on the ex-dividend date, and interest income is recognized on an accrual basis.  Non-cash dividends, if any, are recorded at value on date of distribution.  Generally, discounts and premiums on long-term debt security purchases, if any, are amortized over the expected lives of the respective securities using the effective yield method.

    (d)  Provision has not been made for federal income taxes or excise taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all net investment income and net realized capital gains on sales of investments to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

         Investment income, net capital gains (losses) and all expenses incurred by the Fund are allocated based on the relative net assets of each class, except for service fees and certain other fees and expenses related to one class of shares.

    (e)  Dividends and distributions paid to shareholders are recorded on the ex-dividend date.  Distributions from net investment income are generally declared and paid quarterly.  Distributions of net realized capital gain, if any, are declared and paid at least annually.

         The amount of distributions from net investment income and net realized capital gain are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.  To the extent these book and tax differences are permanent in nature, such amounts are reclassified among paid in capital, accumulated undistributed net realized gain (loss) on investments and accumulated undistributed net investment income.  At
         June 30, 2007, no reclassifications were recorded.

         The tax character of distributions paid during the six months ended
         June 30, 2007 and the year ended December 31, 2006 was as follows:

                                            06/30/2007        12/31/2006
                                            ----------        ----------
              Distributions paid from:
              Ordinary income ............  $1,699,311        $6,898,361
                                            ----------        ----------
                                            ----------        ----------

         As of June 30, 2007, investment cost for federal tax purposes was
         $106,406,902 and the tax basis components of net assets were as follows:

              Unrealized appreciation ....................... $    838,159
              Unrealized depreciation .......................   (1,901,815)
                                                              ------------
              Net unrealized depreciation ...................   (1,063,656)
                                                              ------------
              Undistributed ordinary income ..................   1,796,392
              Accumulated net realized loss .................  (78,885,300)
              Paid in capital ...............................  173,794,817
                                                              ------------
              Net assets .................................... $ 95,642,253
                                                              ------------
                                                              ------------

         The differences between book-basis and tax-basis unrealized appreciation (depreciation), undistributed ordinary income and accumulated realized capital loss are attributable primarily to holdings in partnership interests and the return of capital from investments.

         As of June 30, 2007, the Fund has capital loss carryforwards of approximately $78,885,000, which expire as follows: $3,566,000 in
         2007, $19,346,000 in 2008, $30,985,000 in 2009, $23,496,000 in 2010,
         $1,487,000 in 2014 and $5,000 in 2015. To the extent the Fund has future net realized capital gains, distributions of capital gains to shareholders will be offset by any unused capital loss carryforward.

         As of June 30, 2007, the Fund realized no post-October losses for tax purposes.

         As of June 30, 2007, the Fund had no tax deferral of wash loss sales.

         On July 13, 2006, the Financial Accounting Standards Board ("FASB")
         released FASB Interpretation No. 48 "Accounting for Uncertainty in
         Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements.  FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the
         Fund's tax returns to determine whether the tax positions are
         "more-likely-than-not" of being sustained by the applicable tax authority.  To the extent that a tax benefit of a position is not deemed to meet the more-likely-than-not threshold, the Fund would report an income tax expense in the Statement of Operations.  The Fund has applied FIN 48 to all open tax years and has determined that there is no financial statement implication.

    (f)  The preparation of financial statements in conformity with U.S.
         generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.  Actual results could differ from estimates.

(2) Related Parties--
    (a)  Investment Adviser and Management Agreement --
         The Fund has an agreement with Nicholas Company, Inc. (with whom certain officers and directors of the Fund are affiliated) (the
         "Adviser") to serve as investment adviser and manager.  Under the terms of the agreement, a monthly fee is paid to the Adviser based on an annualized fee of .50% of the average net asset value up to and including $50 million, .40% of the average net asset value in excess of $50 million and up to and including $100 million and .30% of the average net asset value in excess of $100 million. Also, the Adviser may be paid for accounting and administrative services rendered by its personnel, subject to the following guidelines: (i) up to five basis points, on an annual basis, of the average net asset value of the Fund up to and including $2 billion and up to three basis points, on an annual basis, of the average net asset value of the Fund greater than
         $2 billion, based on the average net asset value of the Fund as determined by valuations made at the close of each business day of each month, and (ii) where the preceding calculation results in an annual payment of less than $50,000, the Adviser, in its discretion, may charge the Fund up to $50,000 for such services.

    (b)  Legal Counsel --
         A director of the Adviser is affiliated with a law firm that provides services to the Fund.  The Fund incurred expenses of $4,000 for the period ended June 30, 2007 for legal services rendered by this law firm.

(3) Investment Transactions --
    For the period ended June 30, 2007, the cost of purchases and the proceeds from sales of investment securities, other than short-term obligations, aggregated $29,918,423 and $40,390,808, respectively.

(4) Future Adoption of New Accounting Standard --
    In September 2006, FASB issued Statement on Financial Accounting Standards
    No. 157, "Fair Value Measurements" ("FAS 157"). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements.  FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.  As of June 30, 2007, the Fund does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

(5) Concentration of Risk --
    The Fund invests primarily in high yield debt securities.  The market values of these high yield debt securities tend to be more sensitive to economic conditions and individual corporate developments than those of higher rated securities.  In addition, the market for these securities is generally less liquid than for higher rated securities.

(6) Securities Lending --
    The Fund may lend up to one-third of its portfolio securities to borrowers as permitted under the 1940 Act and pursuant to a securities lending agreement with Marshall & Ilsley Trust Company N.A. The Agreement requires that loans are fully collateralized based on values that are marked-to-market daily. The Fund may, subject to certain notice requirements, at any time call the loan and obtain the return of the securities on loan.

    The Fund receives compensation in the form of fees and earns interest on the cash collateral.  The Fund continues to receive interest or dividends on the securities on loan during the borrowing period.  The Fund has the right under the terms of the securities lending agreement to recover the securities from the borrower on demand.

    As of June 30, 2007, the Fund had lent securities that were collateralized by cash equivalents. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value, if the borrower fails to return the borrowed securities.
    As of June 30, 2007, the value of the Fund's securities on loan was
    $10,826,529 and the value of the related collateral was $11,099,780.

(7) Reverse Stock Split --
    Pursuant to the approval of the Fund's Board of Directors, on January 29,
    2007, the Fund executed a reverse stock split whereby each shareholder of
    Class I and Class N shares received one share for every five held (0.20 shares received for each share outstanding). All periods prior to and including December 31, 2006 presented in this report have been adjusted to reflect the one for five reverse stock split. The purpose for the split was to make the net asset value per share more responsive to moves in the high-yield bond market.

Historical Record (1)
(unaudited)
--------------------------------------------------------------------------------------------------

                                     Net Investment    Growth of
                            Net          Income       an Initial
                        Asset Value   Distributions     $10,000
                         Per Share      Per Share    Investment (3)
                        -----------  --------------  --------------
Class I
November 21, 1977 (2) ..  $25.50        $  --            $10,000
December 31, 1987 ......   18.20         2.3300           22,560
December 31, 1988 ......   18.40         1.8550           25,164
December 31, 1989 ......   17.20         1.9150           26,155
December 31, 1990 ......   15.05         1.9850           25,886
December 31, 1991 ......   16.70         1.7300           31,853
December 31, 1992 ......   16.90         1.4775           35,143
December 31, 1993 ......   17.60         1.4450           39,695
December 31, 1994 ......   16.05         1.5050           39,626
December 31, 1995 ......   17.10         1.4750           46,029
December 31, 1996 ......   17.65         1.4800           51,721
December 31, 1997 ......   18.45         1.4515           58,514
December 31, 1998 ......   16.95         1.5775           58,788
December 31, 1999 ......   15.30         1.6560           58,749
December 31, 2000 ......   12.00         1.5300           51,620
December 31, 2001 ......   11.80         1.2150           56,144
December 31, 2002 ......    9.65         0.9925           50,459
December 31, 2003 ......   10.95         0.8450           61,937
December 31, 2004 ......   11.15         0.8200           67,915
December 31, 2005 ......   10.50         0.7895           68,849
December 31, 2006 ......   10.70         0.7455           75,221
June 30, 2007 ..........   10.79         0.1895 (a)       77,172

Class N
February 28, 2005 (2) ..  $11.20        $  --            $10,000
December 31, 2005 ......   10.40         0.7320            9,947
December 31, 2006 ......   10.60         0.7140           10,846
June 30, 2007 ..........   10.65         0.1806 (a)       11,080

(1) Per share amounts for and prior to December 31, 2006, presented in this historical record, have been restated or adjusted to reflect a reverse stock split of one share for every five shares outstanding effected on January 29, 2007 (Note 7).
(2) Initial date under Nicholas Company, Inc. management.
(3) Assuming reinvestment of distributions.

    The Fund distributed no capital gains for the time periods listed.

(a) Paid on April 27, 2007 to shareholders of record as of April 26, 2007.

Approval of Investment Advisory Contract
(unaudited)
-------------------------------------------------------------------------------
In February 2007, the Board of Directors of the Fund renewed the one-year term of the Investment Advisory Agreement by and between the Fund and the Adviser through February 2008.  In connection with renewal of the Investment Advisory
Agreement, no changes to the amount or manner of calculation of the management fee or the terms of the agreement were proposed by the Adviser or adopted by the Board.  For the fiscal year ended December 31, 2006, the management fee was
0.45% and the Fund's Class I and Class N total expense ratios (including the management fee) were 0.71% and 1.07%, respectively.  In renewing the Investment
Advisory Agreement, the Board carefully considered the following factors on an absolute basis and relative to the Fund's peer group: (i) the Fund's expense ratio, which was low compared to the overall peer group; (ii) the Fund's performance on a short-term and long-term basis; (iii) the Fund's management fee; (iv) the overall performance of the market as measured by a number of different indices, including the Merrill Lynch High Yield Master II Constrained
Index; and (v) the range and quality of the services offered by the Adviser.
The peer group fund data included high-yield bond funds with similar asset sizes, credit quality and number of holdings.  In terms of the peer group data used for performance comparisons, the Fund's Class I was ranked 10th, 14th,
15th and 5th out of 17 funds for the one-, three-, five- and ten-year periods ended December 31, 2006.  The Fund's Class I had the lowest expense ratio among its peer group and ranked 5th in terms of 12-month yield and 1st in terms of
SEC yield out of the 17 funds during the same period.

The Board considered the range of services to be provided by the Adviser to the
Fund under the Advisory Agreement. The Board concluded that the nature and extent of the services to be provided were appropriate and that the Adviser had historically provided such services in accordance with the Board's expectations and the terms of the Advisory Agreement. Turning to the quality of services provided, the Board considered the Adviser's portfolio management capabilities and the scope and quality of its research capacity.  The Board also considered the Adviser's experience in fund accounting, administration and regulatory compliance.  The Board agreed that historically the quality of services provided by the Adviser had met or exceeded the Board's expectations and the service levels contemplated by the Advisory Agreement.

The Board considered the investment performance of the Fund and the Adviser.
Among other things, the Board noted its consideration of the Fund's performance relative to peer funds and its benchmarks. The Board reviewed the actual and relative short-term and long-term performance of the Fund.  The Board agreed that the Fund demonstrated satisfactory performance with respect to comparable funds and its benchmarks.  The Board also discussed the extent to which economies of scale would be realized, and whether such economies were reflected in the Fund's fee levels and concluded that the Adviser had been instrumental in holding down Fund costs, citing consistently low fees in an environment where fund fees have been on an upward trend.

The Board considered the cost of services provided by the Adviser.  The Board also considered the profits realized by the Adviser in connection with the management and distribution of the Fund, as expressed by the Adviser's management in general terms.  The Board expressed satisfaction that the
Adviser's financial condition was strong and that it was capable of delivering the range of services contemplated by the Advisory Agreement.  The Board expressed the opinion that given the Board's focus on performance and maintaining a low fee structure that the Adviser's profits were not relevant.

The Board determined that the Adviser had fully and adequately carried out the terms and conditions of its contract with the Fund. The Board expressed satisfaction with the Fund's performance, management's control of expenses and the rate of the management fee for the Fund and the overall level of services provided by the Adviser.

Information on Proxy Voting
(unaudited)
-------------------------------------------------------------------------------
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request by calling 800-544-6547 (toll-free) or 414-276-0535.  It also appears in the Fund's Statement of Additional Information, which can be found on the SEC's website, www.sec.gov.  A record of how the Fund voted its proxies for the most recent twelve-month period ended June 30, also is available on the Fund's website, www.nicholasfunds.com, and the SEC's website,
www.sec.gov.

Quarterly Portfolio Schedule
(unaudited)
------------------------------------------------------------------------------
The Fund files its complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund's Form N-Q's are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C.  Information on the
operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.

Privacy Policy
(unaudited)
-------------------------------------------------------------------------------
      Nicholas High Income Fund, Inc. respects each shareholders' right to privacy.  We are committed to safeguarding the information that you provide us to maintain and execute transactions on your behalf.

      We collect the following non-public personal information about you:

      * Information we receive from you on applications or other forms, whether we receive the form in writing or electronically.  This includes, but is not limited to, your name, address, phone number, tax identification number, date of birth, beneficiary information and investment selection.

      * Information about your transactions with us and account history with
us.  This includes, but is not limited to, your account number, balances and cost basis information.  This also includes transaction requests made through our transfer agent.

      * Other general information that we may obtain about you such as demographic information.

              WE DO NOT SELL ANY NON-PUBLIC PERSONAL INFORMATION
                     ABOUT CURRENT OR FORMER SHAREHOLDERS.

                  INFORMATION SHARED WITH OUR TRANSFER AGENT,
                   A THIRD PARTY COMPANY, ALSO IS NOT SOLD.

      We may share, only as permitted by law, non-public personal information about you with third party companies. Listed below are some examples of third parties to whom we may disclose non-public personal information.  While these examples do not cover every circumstance permitted by law, we hope they help you understand how your information may be shared.

      We may share non-public personal information about you:

      * With companies who work for us to service your accounts or to process transactions that you may request.  This would include, but is not limited to, our transfer agent to process your transactions, mailing houses to send you required reports and correspondence regarding the Fund and its Adviser, the
Nicholas Company, Inc., and our dividend disbursing agent to process fund dividend checks.

      * With a party representing you, with your consent, such as your broker or lawyer.

      * When required by law, such as in response to a subpoena or other legal process.

      The Fund and its Adviser maintain policies and procedures to safeguard your non-public personal information.  Access is restricted to employees who the Adviser determines need the information in order to perform their job duties.  To guard your non-public personal information we maintain physical, electronic, and procedural safeguards that comply with federal standards.

      In the event that you hold shares of the Fund with a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

Nicholas Funds Services Offered
(unaudited)
-------------------------------------------------------------------------------
*     IRAs
      * Traditional      * SIMPLE
      * Roth             * SEP

*     Coverdell Education Accounts

*     Profit Sharing Plan

*     Automatic Investment Plan

*     Direct Deposit of Dividend and Capital Gain Distributions

*     Systematic Withdrawal Plan with Direct Deposit

*     Monthly Automatic Exchange between Funds

*     Telephone Redemption

*     Telephone Exchange

*     24-hour Automated Account Information (1-800-544-6547)

*     24-hour Internet Account Access (www.nicholasfunds.com)

Please call a shareholder representative for further information on the above services or with any other questions you may have regarding the Nicholas Funds
(1-800-544-6547).

                            Directors and Officers

                   DAVID O. NICHOLAS, President and Director

                           ROBERT H. BOCK, Director

                         TIMOTHY P. REILAND, Director

                          JAY H. ROBERTSON, Director

                 ALBERT O. NICHOLAS, Executive Vice President

                  DAVID L. JOHNSON, Executive Vice President

              JEFFREY T. MAY, Senior Vice President, Secretary,
                    Treasurer and Chief Compliance Officer

                  LAWRENCE J. PAVELEC, Senior Vice President

                       CANDACE L. LESAK, Vice President

                              Investment Adviser
                            NICHOLAS COMPANY, INC.
                             Milwaukee, Wisconsin
                             www.nicholasfunds.com
                         414-276-0535 or 800-544-6547

                                Transfer Agent
                        U.S. BANCORP FUND SERVICES, LLC
                             Milwaukee, Wisconsin
                         414-276-0535 or 800-544-6547

                                  Distributor
                           QUASAR DISTRIBUTORS, LLC
                             Milwaukee, Wisconsin

                                   Custodian
                                U.S. BANK N.A.
                             Milwaukee, Wisconsin

                 Independent Registered Public Accounting Firm
                             DELOITTE & TOUCHE LLP
                             Milwaukee, Wisconsin

                                    Counsel
                         MICHAEL BEST & FRIEDRICH LLP
                             Milwaukee, Wisconsin

This report is submitted for the information of shareholders of the Fund.  It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

Applicable only to annual reports.

Item 3. Audit Committee Financial Expert.

Applicable only to annual reports.

Item 4. Principal Accountant Fees and Services.

Applicable only to annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Schedule of Investments.

The schedule of investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Applicable only to closed-end funds.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

The Fund's principal executive officer and principal financial officer have concluded that the Fund's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report. There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Fund's internal controls or in other factors that could significantly affect the Fund's internal controls subsequent to the date of their evaluation.

Item 12. Exhibits.

(a)(1) Code of Ethics -- Any code of ethics, or amendments thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable to this filing.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 302 of the Sarbannes-Oxley Act of 2002, attached hereto as part of EX-99.CERT.

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more person.

Applicable only to closed-end funds.

(b) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of the Sarbannes-Oxley Act of 2002, attached hereto as part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nicholas High Income Fund, Inc.

By: /s/ David O. Nicholas

Name: David O. Nicholas

Title: Principal Executive Officer

Date: 08/30/2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ David O. Nicholas

Name: David O. Nicholas

Title: Principal Executive Officer

Date: 08/30/2007

By: /s/ Jeffrey T. May

Name: Jeffrey T. May

Title: Principal Financial Officer

Date: 08/30/2007